Exhibit 3.193

CERTIFICATE OF FORMATION

OF

BRESNAN TELEPHONE MINNESOTA, L.L.C.

1.	The name of the limited liability company is Bresnan Telephone of Minnesota, L.L.C.

2.	The address of its registered office in the State of Delaware is in the City of Wilmington, County of New Castle at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The name of its registered agent at such address is the Corporation Trust Company.

3.	The latest date on which the limited liability company is to dissolve is December 31, 2014.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Bresnan Telephone of Minnesota, L.L.C. this 6th of January, 1998.

/s/ Joseph P. Opich
Joseph P. Opich, Esq.
Organizer and Attorney

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 11:00 AM 01/06/1998 981005062 – 2842686

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF FORMATION

OF

BRESNAN TELEPHONE OF MINNESOTA, L.L.C.

Bresnan Telephone of Minnesota, L.L.C., a limited liability company organized and existing under and by virtue of the Limited Liability Company Act of the State of Delaware, DOES HEREBY CERTIFY:

1.	The named of the Limited Liability Company is Bresnan Telephone of Minnesota, L.L.C.

2.	The Certificate of Formation of the Limited Liability Company is hereby amended as follows:

The name of the Limited Liability Company is changed to Charter Telephone of Minnesota, LLC.

3.	That the aforesaid amendment was duly adopted in accordance with the applicable provisions in Section 18-202 of Title 6 of the Delaware Code.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by an authorized officer or director of the company this 14th day of February, 2000.

/s/ Marcy Lifton
Marcy Lifton, Authorized Person

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 01:00 PM 02/14/2000 001073365 – 2842686

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 01/29/2001 010044754 – 2842686

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF FORMATION

OF

CHARTER TELEPHONE OF MINNESOTA, LLC

CHARTER TELEPHONE OF MINNESOTA, LLC, a limited liability company organized and existing under and by virtue of the Limited Liability Company Act of the State of Delaware, DOES HEREBY CERTIFY:

1. Article 3 of the Certificate of Formation of the Limited Liability Company is hereby amended as follows:

3. The address of its registered office in the State of Delaware is 30 Old Rudnick Lane, Suite 100, in the City of Dover, County of Kent 19901. The name of it registered agent at such address is LEXIS Document Services Inc.

2. That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 18-202 of Title 6 of the Delaware Code.

IN WITNESS WHEREOF, said company has caused this Certificate to be signed by an authorized person this 11th day of January, 2001.

/s/ Marcy Lifton
Name: Marcy Lifton, Authorized Person

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 01:00 PM 12/17/2002 020776065 – 2842686

Certificate of Amendment to Certificate of Formation

of

CHARTER TELEPHONE OF MINNESOTA, LLC

It is hereby certified that:

1. The name of the limited liability company (hereinafter called the “limited liability company”) is CHARTER TELEPHONE OF MINNESOTA, LLC.

2. The certificate of formation of the limited liability company is hereby amended by striking out the statement relating to the limited liability company’s registered agent and registered office and by substituting in lieu thereof the following new statement:

“The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808.”

Executed on 12/12/02

/s/ Marcy A. Lifton
Marcy A. Lifton, Authorized Person

DELL D-: CERTIFICATE OF AMENDMENT TO CHANGE REGISTERED AGENT/REGISTERED OFFICE 09/00 (DELLCCHG)

State of Delaware Secretary of State Division of Corporations Delivered 11:56 AM 01/15/2009 FILED 11:33 AM 01/15/2009 SRV 090039782 – 2842686 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.	Name of Limited Liability Company: Charter Telephone of Minnesota, LLC

2.	The Certificate of Formation of the limited liability company is hereby amended as follows: The name of the entity shall be: Charter Fiberlink CC VIII, LLC.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 14th day of January, A.D. 2009.

By:	/s/ Richard R. Dykhouse
Authorized Person(s)

Name:	Richard R. Dykhouse, Vice President
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